SUPPLEMENT DATED MAY 21, 2004
                   TO THE PROSPECTUS DATED DECEMBER 1, 2003
                                       OF
                           FRANKLIN GLOBAL GROWTH FUND
                    FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND
                              FRANKLIN GLOBAL TRUST

The prospectus is amended as follows:

AS OF MAY 28, 2004, THE FRANKLIN GLOBAL GROWTH FUND AND FRANKLIN GLOBAL AGGRESSIVE GROWTH FUND (THE FUNDS) WILL BE CLOSED TO ALL NEW INVESTMENTS, EXCEPT
FOR: (I) THE AUTOMATIC REINVESTMENT OF ANY NET INVESTMENT INCOME AND CAPITAL GAINS AND (II) ADDITIONAL INVESTMENTS THROUGH JULY 16, 2004 FOR EXISTING RETIREMENT PLAN ACCOUNTS FOR WHICH FRANKLIN TEMPLETON BANK & TRUST COMPANY (FTB&T) DOES NOT PROVIDE TRUSTEE OR CUSTODIAL SERVICES.

On May 12, 2004, the Board of Trustees of Franklin Global Trust approved a proposal to terminate and liquidate the Funds. The liquidation is anticipated to occur on or about July 23, 2004 (Liquidation Date). As each Fund approaches its Liquidation Date, it is anticipated that an increasing amount of shareholder assets will be withdrawn from a Fund. Accordingly, while each Fund's manager intends to manage the Fund in accordance with its respective objectives, it is likely that each Fund's investments in high quality short-term investments may increase as the Liquidation Date approaches.

Shareholders may exchange their Fund shares for shares of other Franklin Templeton funds, consistent with the Funds' prospectuses, prior to the Liquidation Date. Shareholders in retirement accounts who do not voluntarily exchange their shares of a Fund for shares of another Franklin Templeton fund prior to the Liquidation Date will have their shares automatically exchanged for shares of the Franklin Money Market Fund on the Liquidation Date. All other, non-retirement account shareholders who do not voluntarily exchange out of a Fund prior to the Liquidation Date will have their Fund accounts liquidated on the Liquidation Date and a check for the proceeds sent to the account address on file. For those shareholders with taxable accounts, the exchange out or liquidation will be considered a taxable transaction and such shareholders may recognize a gain or loss for tax purposes. In considering new purchases or exchanges, shareholders may want to consult with their financial advisors or plan representatives to consider their investment options.

               Please keep this supplement for future reference.